Exhibit 10.2
                                                               ------------


                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This first amendment to credit agreement ("Amendment") is made and entered into as of July 23, 1998, among CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), the several financial institutions that are party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), and
     U. S. BANK NATIONAL ASSOCIATION ("U. S. Bank"), as administrative agent for the Lenders (the "Agent").

     RECITALS:

     A. On May 5, 1998, the Borrower and U. S. Bank, as the Agent and a Lender, entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby the Lenders agreed to extend certain credit facilities to the Borrower. The other Lenders that are parties to this Amendment have become Lenders under the Credit Agreement since May 5, 1998.

     B. The Borrower has requested the Lenders to (1) modify certain provisions of the Credit Agreement, (2) consent to the acquisition of certain hotel properties by the Borrower, and
          (3) consent to the inclusion as Eligible Real Property of hotel properties owned by the Borrower and located in Salt Lake City, Utah and Post Falls, Idaho (collectively, the "Additional Property").

     C. The purpose of this Amendment is to set forth the terms and conditions under which the Lenders will agree to the Borrower's requests.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:


     ARTICLE I.  AMENDMENT

     The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

     ARTICLE II.  DEFINITIONS

     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.


     ARTICLE III.  ACQUISITION AND ADDITIONAL PROPERTY

     3.1  Consent to Acquisition

     Notwithstanding the provisions of Sections 8.4(d) and 8.7 of the Credit Agreement, the Lenders hereby consent to (a) the acquisition by the Borrower from Sunstone Hotels, L.L.C. of four hotel properties, one each located in Boise, Idaho, Twin Falls, Idaho, Pocatello, Idaho and Helena, Montana for a total purchase price of $30,516,050, and (b) the use of Loan proceeds to finance such acquisition.

     3.2  Consent to Inclusion

     Notwithstanding the provisions of Section 7.13 of the Credit
     Agreement, and subject to the satisfaction of the conditions set forth in Section 5.3 of the Credit Agreement as to the Additional Property, the Lenders hereby consent to the inclusion of the Additional Property as "Eligible Real Property."

     3.3  Advance Against Additional Property

     (a) The Approved Appraised Value has not been established for the Additional Property. However, subject to the satisfaction of the conditions set forth in Section 5.3 of the Credit Agreement as to the Additional Property, the Lenders hereby agree to include $20,300,000 in the Borrowing Base until the earlier of
          (i) October 31, 1998, or (ii) the date that the Approved Appraised Value of the Additional Property is established.

     (b) As a condition to establishing the Approved Appraised Value of the Additional Property, the Agent shall have ordered, reviewed and approved in writing an M.A.I. appraisal of each of the Additional Properties that is in compliance with the Financial Institutions Reform, Recovery and Enforcement Act. Once the Approved Appraised Value of the Additional Property has been established and provided that the conditions set forth in
          Section 5.3 of the Credit Agreement have been complied with as to the Additional Property, such Approved Appraised Value shall be added to the Collateral Pool Value.

     ARTICLE IV.  MODIFICATION OF COVENANTS

     4.1  Use of Proceeds

     Section 8.7(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (g) except as otherwise approved in writing by Lenders holding 51% or more of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Lenders then having Pro Rata Shares equal to or greater than 51% of the Commitments, to finance or refinance Acquisitions in an aggregate amount in excess of (i) $80,000,000 in any 12-month period through June 2, 1999, and (ii) $50,000,000 in any 12-month period thereafter.

     4.2  Capitalization Ratio

     (a) Section 8.14(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          As of the end of each fiscal quarter, the Capitalization Ratio shall not exceed 0.60:1.00.

     (b) The reference to a Capitalization Ratio of 0.50:1.00 in Section 8.10(c)(iv) of the Credit Agreement is hereby amended to 0.60:1.00.

     ARTICLE V.  FORM OF DEED OF TRUST

     The form of Deed of Trust attached to the Credit Agreement as Exhibit B shall be modified to the form attached to this Amendment as Exhibit A in order to reflect changes to the Deed of Trust Act of the State of Washington enacted since the date of the Credit Agreement.

     ARTICLE VI.  CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to Lenders' satisfaction:

     (a) The Agent shall have received this Amendment, duly executed and delivered by the Borrower and each of the Lenders;

     (b) The Agent shall have received an opinion of counsel to the Borrower addressed to the Agent and the Lenders, substantially in the form of Exhibit B;

     (c) The Borrower shall have paid to the Agent a nonrefundable fee in the amount of $80,000;

     (d) The Agent shall have received, at the Borrower's sole cost and expense, a 110.5 endorsement in a form acceptable to the Agent to each of the Title Insurance Policies insuring Deeds of Trust on each parcel of Eligible Real Property (excluding the Additional Property) as of the date of this Amendment;

     (e) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document;

     (f) All representations and warranties of the Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment; and

     (g) The Agent shall have received a certified resolution of the board of directors of CHC in the form attached hereto as Exhibit C.

     ARTICLE VII.  GENERAL PROVISIONS

     7.1  Representations and Warranties

     The Borrower hereby represents and warrants to the Lenders that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. The Borrower acknowledges and agrees that all of the Borrower's Indebtedness to the Lenders under the Credit Agreement is payable without offset, defense or counterclaim.

     7.2  Security

     All Loan Documents evidencing the Agent's security interest in the Collateral on behalf of the Lenders shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans and all other secured obligations of the Borrower to the Agent on behalf of the Lenders.

     7.3  Survival of Loan Documents

     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of the Borrower's obligations under the Credit Agreement have been satisfied in full. By execution of this Amendment, CHC consents to this Amendment and reaffirms its obligations under the Guaranty, the Security Agreement and each of the other Loan Documents executed by CHC.

     7.5  Counterparts

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

     7.6  Statutory Notice

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the Borrower, the Agent, and the Lenders have caused this Agreement to be duly executed by the respective, duly authorized signatories as of the date first above written.

                              CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP

                              By: Cavanaughs Hospitality Corporation,
                                  General Partner

                              By    ______________________________________

                              Title ______________________________________


                              CAVANAUGHS HOSPITALITY CORPORATION

                              By    ______________________________________

                              Title ______________________________________


                              U. S. BANK NATIONAL ASSOCIATION, as Agent

                              By    ______________________________________

                              Title ______________________________________


                              U. S. BANK NATIONAL ASSOCIATION, as a Lender

                              By    ______________________________________

                              Title ______________________________________


                              BANK OF SCOTLAND

                              By    ______________________________________

                              Title ______________________________________

                              BANK LEUMI USA

                              By    ______________________________________

                              Title ______________________________________


                              IMPERIAL BANK

                              By    ______________________________________

                              Title ______________________________________


                              FIRST SECURITY BANK, N.A.

                              By    ______________________________________

                              Title ______________________________________

                                    EXHIBIT A
                     to First Amendment to Credit Agreement
                              FORM OF DEED OF TRUST

                                    EXHIBIT B
                     to First Amendment to Credit Agreement
                             FORM OF OPINION LETTER

                                    EXHIBIT C
                     to First Amendment to Credit Agreement
                   FORM OF CAVANAUGHS HOSPITALITY CORPORATION
                               ACTION OF DIRECTORS

     SECOND AMENDMENT TO CREDIT AGREEMENT

     This second amendment to credit agreement ("Amendment") is made and entered into as of February 5, 1999, among CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), the several financial institutions that are party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), and
     U. S. BANK NATIONAL ASSOCIATION ("U. S. Bank"), as administrative agent for the Lenders (the "Agent").

                                    RECITALS:

     A. On May 5, 1998, the Borrower and U. S. Bank, as the Agent and a Lender, entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby the Lenders agreed to extend certain credit facilities to the Borrower. The other Lenders that are parties to this Amendment have become Lenders under the Credit Agreement since May 5, 1998. The Credit Agreement has been amended by that certain first amendment to credit agreement dated as of July 23, 1998.

     B. The Borrower has requested the Lenders to (1) increase the Commitment from $80,000,000 to $100,000,000, and (2) eliminate the limitations on the use of the proceeds of the Loans for the acquisition of hotel properties.

     C. The purpose of this Amendment is to set forth the terms and conditions under which the Lenders will agree to the Borrower's requests.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

     ARTICLE I.  AMENDMENT

     The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

     ARTICLE II.  DEFINITIONS

     2.1  Defined Terms

     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.

     2.2  Amended Defined Terms

     Section 1.1 of the Credit Agreement is hereby amended to modify the following defined terms:

     "Commitment" means $100,000,000 less the aggregate amount of mandatory prepayments made in accordance with Section 2.6.

     "Interest Margin" means the number of basis points per annum determined in accordance with the following matrix and based upon the quarterly financial statements of the Borrower provided to the Agent in accordance with the terms of this Agreement for the preceding fiscal quarter. Adjustments shall be made 45 days after the end of each fiscal quarter (when quarterly financial statements are required to be delivered to the Agent); provided, however, that if the Borrower has not delivered its financial statements for the previous fiscal quarter within 45 days of the end of such fiscal quarter, then the Interest Margin in effect for the previous fiscal quarter shall continue to apply unless the Agent exercises its right to impose interest at the default rate as provided for in this Agreement:

     Funded Debt Ratio    Level I    Level II       Level III     Level IV
     -----------------    -------    -----------    -----------   --------
     Funded Debt Ratio    <3.00      >3.00 <35.0    >3.50 <4.00   >4.00
                                     -              -             -

     Reference Margin     0          0              25            37.5

     LIBOR Margin         180        200            225           250



     > means greater than or equal to
     -

     < means less than


     The margins set forth above shall apply unless there exists an Event of Default, in which case the Agent may elect to impose the default rate as provided for in this Agreement.

     ARTICLE III.  MODIFICATION OF THE LOANS

     3.1  Modification of Pro Rata Shares

     Schedule 2.1 to the Credit Agreement is hereby replaced with
     Schedule 2.1 attached to this Amendment.

     3.2  Renewal Promissory Note

     Concurrently with the execution of this Amendment, the Borrower shall execute and deliver to the Agent, for the benefit of the Lenders, a renewal promissory note in the form attached hereto as EXHIBIT A ("Renewal Note"). The Renewal Note shall be in substitution for, but not in payment of, the Note, which shall be marked "renewed" and shall be retained by the Agent until the Loans have been repaid in full and the Commitment under the Credit Agreement is terminated.


     ARTICLE IV.  COVENANTS

     4.1  Deletion of Covenant Limiting Use of Proceeds

     Section 8.7(g) of the Credit Agreement is hereby deleted in its entirety.

     4.2  Repayment of Bridge Loan

     Concurrently with the first Loan advanced after the date of this Amendment, the Borrower shall pay in full the $6,180,000 loan extended by U. S. Bank to the Borrower on November 30, 1998.


     ARTICLE V.  CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled:

     (a) The Agent shall have received this Amendment and the Renewal Note, duly executed and delivered by the respective parties thereto;

     (b) The Agent shall have received, duly executed and delivered by the Borrower, amendments to the Deeds of Trust on each parcel of Eligible Real Property as of the date of this Amendment in the form attached hereto as EXHIBITS B-1 through B-6;

     (c) The Agent shall have received, at the Borrower's sole cost and expense, a 110.5 endorsement and such other endorsements as reasonably deemed necessary by the Agent in forms acceptable to the Agent to each of the Title Insurance Policies insuring Deeds of Trust on each parcel of Eligible Real Property as of the date of this Amendment;

     (d) The conditions set forth in that certain commitment letter dated as of December 18, 1998, between the Agent and the Borrower shall have been satisfied;

     (e) The Agent shall have received an opinion of counsel to the Borrower, addressed to the Agent and the Lenders, substantially in the form of EXHIBIT C;

     (f) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document;

     (g) All representations and warranties of the Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment; and

     (h) The Borrower shall have paid an amendment fee to the Agent for the benefit of each of the Lenders that evidences its approval of this Amendment by executing a counterpart original of this Amendment and returning the same to the Agent on or before February 28, 1999. The amount of the amendment fee shall be equal to 20 basis points of each such Lender's Pro Rata Share of $80,000,000 prior to this Amendment becoming effective, as reflected on Schedule 2.1 attached to this Amendment.

     ARTICLE VI.  GENERAL PROVISIONS

     6.1  Representations and Warranties

     The Borrower hereby represents and warrants to the Lenders that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. The Borrower acknowledges and agrees that all of the Borrower's Indebtedness to the Lenders under the Credit Agreement is payable without offset, defense or counterclaim.

     6.2  Security

     All Loan Documents evidencing the Agent's security interest in the Collateral on behalf of the Lenders shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans and all other secured obligations of the Borrower to the Agent on behalf of the Lenders.

     6.3  Survival of Loan Documents

     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of the Borrower's obligations under the Credit Agreement have been satisfied in full.

     6.4  Consent of CHC

     By execution of this Amendment, CHC consents to this Amendment, including, without limitation, the increase in the Commitment provided for herein, and reaffirms its obligations under the Guaranty, the Security Agreement and each of the other Loan Documents executed by CHC.

     6.5  Year 2000

     The Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). The Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay the Lenders. The Borrower agrees that this representation will be true and correct on and shall be deemed made by the Borrower on each date that the Borrower requests any advance under a Loan or delivers any information to the Agent. The Borrower will promptly deliver to the Agent such information relating to this representation as the Agent requests from time to time.

     6.6  Counterparts

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

     6.7  Statutory Notice

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the Borrower, the Agent, and the Lenders have caused this Amendment to be duly executed by the respective, duly authorized signatories as of the date first above written.

                          CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP

                              By: Cavanaughs Hospitality Corporation,
                                  General Partner

                              By    ______________________________________

                              Title ______________________________________

                              CAVANAUGHS HOSPITALITY CORPORATION

                              By    ______________________________________

                              Title ______________________________________


                              U. S. BANK NATIONAL ASSOCIATION, as Agent

                              By    ______________________________________

                              Title ______________________________________


                              U. S. BANK NATIONAL ASSOCIATION, as a Lender

                              By    ______________________________________

                              Title ______________________________________


                              BANK OF SCOTLAND

                              By    ______________________________________

                              Title ______________________________________

                              BANK LEUMI USA

                              By    ______________________________________

                              Title ______________________________________


                              IMPERIAL BANK

                              By    ______________________________________

                              Title ______________________________________


                              FIRST SECURITY BANK, N.A.

                              By    ______________________________________

                              Title ______________________________________